Exhibit 10.24

DEBT EXCHANGE AGREEMENT

This Debt Exchange Agreement (the “Agreement”) is entered into effective as of as of March 31, 2022 by and between Gloria E. Gebbia (“Investor”) and Siebert Financial Corp., a New York corporation (the “Company”), with reference to the following facts:

WHEREAS, Investor has loaned certain funds to the Company as reflected in various notes payable to Gloria E. Gebbia, of which the Company and Investor desire to exchange $2,880,000 (the “Debt”) in consideration for certain outstanding limited liability company membership interests in RISE Financial Services, LLC (“RISE Financial”) held by the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Investor and the Company agree as follows:

1. Exchange for RISE Financial Limited Liability Company Membership Interests. Effective as of March 31, 2022, $2,880,000 of the Debt shall be exchanged for outstanding limited liability company membership interests in RISE held by the Company (the “RISE Financial Interests”). The RISE Financial Interests represent 24% of the outstanding limited liability company membership interests in RISE Financial. Upon execution of this Agreement, the Company shall cause RISE Financial to reflect on the records of RISE Financial the change in ownership of the RISE Financial Interests, and the Investor shall acknowledge the repayment of $2,880,000 under the Loan Agreement.

2. Investor Representations. The Company is transferring the RISE Financial Interests to Investor in reliance upon the following representations made by Investor:

(a) Investor acknowledges and agrees that the RISE Financial Interests are characterized as “restricted securities” under the Securities Act of 1933 (as amended and together with the rules and regulations promulgated thereunder, the “Securities Act”) and that, under the Securities Act and applicable regulations thereunder, such securities may not be resold, pledged or otherwise transferred without registration under the Securities Act or an exemption therefrom. Investor acknowledges and agrees that (i) the RISE Financial Interests are being offered in a transaction not involving any public offering in the United States within the meaning of the Securities Act, and the RISE Financial Interests have not yet been registered under the Securities Act, and (ii) such RISE Financial Interests may be offered, resold, pledged or otherwise transferred only in a transaction registered under the Securities Act, or meeting the requirements of Rule 144, or in accordance with another exemption from the registration requirements of the Securities Act (and based upon an opinion of counsel if the Company so requests) and in accordance with any applicable securities laws of any State of the United States or any other applicable jurisdiction.

(b) Investor acknowledges and agrees that (i) RISE Financial Interests will not be accepted for registration of transfer except upon presentation of evidence satisfactory to the Company that the restrictions on transfer under the Securities Act have been complied with and (ii) any definitive physical certificates representing RISE Financial Interests will bear a restrictive legend.

(c) Investor acknowledges and agrees that: (a) the RISE Financial Interests have not been registered under the Securities Act, or under any state securities laws, and are being offered and sold in reliance upon federal and state exemptions for transactions not involving any public offering; (b) Investor is acquiring the RISE Financial Interests solely for her own account for investment purposes, and not with a view to the distribution thereof in a transaction that would violate the Securities Act or the securities laws of any State of the United States or any other applicable jurisdiction; (c) Investor is a sophisticated purchaser with such knowledge and experience in business and financial matters that it is capable of evaluating the merits and risks of purchasing the RISE Financial Interests; (d) Investor has had the opportunity to obtain from the Company such information as desired in order to evaluate the merits and the risks inherent in holding the RISE Financial Interests; (e) Investor is able to bear the economic risk and lack of liquidity inherent in holding the RISE Financial Interests; (f) Investor is an “accredited investor” within the meaning of Rule 501(a) under the Securities Act; and (g) Investor either has a pre-existing personal or business relationship with the Company or its officers, directors or controlling persons, or by reason of Investor’s business or financial experience, or the business or financial experience of their professional advisors who are unaffiliated with and who are not compensated by the Company, directly or indirectly, have the capacity to protect their own interests in connection with the purchase of the RISE Financial Interests.

(d) Investor’s investment in RISE Financial is consistent, in both nature and amount, with Investor’s overall investment program and financial condition.

3. Company Representations.

(a) Authorization. The Company has all requisite power and authority to enter into this Agreement and to carry out its obligations hereunder. This Agreement has been duly executed and in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Company, enforceable in with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

(b) No encumbrances.

(i) The RISE Financial Interests are free and clear of all taxes, liens, pledges, mortgages, hypothecations, deeds of trust, charges, claims and encumbrances of any nature whatsoever (collectively, “Liens”). Upon the transfer of RISE Financial Interests to the Investor hereunder, the Investor will receive full right, title and authority to such interests.

(ii) Without limiting the foregoing, the Company has not sold, assigned, conveyed, transferred, mortgaged, hypothecated, pledged or encumbered or otherwise permitted any Lien to be incurred with respect to the RISE Financial Interests, or any portion thereof.

(iii) Without limiting the foregoing, performance of this Agreement and compliance with the provisions hereof will not violate any provision of any applicable law and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any Lien, charge or encumbrance upon, any of the properties or assets of the Company pursuant to the terms of any indenture, mortgage, deed of trust or other agreement or instrument binding upon the Company, other than such breaches, defaults or Liens which would not have a material adverse effect taken as a whole.

(c) No Breach. The execution and delivery of this Agreement and the performance by it of all transactions contemplated by this Agreement (including the execution and delivery of all documents required by this Agreement to be executed and delivered by it) do not breach any contractual covenants or restrictions between it and any third party; do not create or cause to be created any Lien on the RISE Financial Interests, other than those permitted by this Agreement; do not conflict with any applicable laws or with any applicable public or private restrictions; do not require any consent or approval of any public or private authority; will not result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations); and are not threatened with invalidity or unenforceability by any action, proceeding (including bankruptcy or insolvency proceedings), investigation pending or threatened by or against it or RISE Financial Interests.

4. Miscellaneous.

(a) This Agreement shall be construed and enforced in accordance with the laws of the State of New York.

(b) This Agreement constitutes the entire agreement between the parties and supersedes all prior oral or written negotiations and agreements between the parties with respect to the subject matter hereof. No modification, variation or amendment of this Agreement (including any exhibit hereto) shall be effective unless made in writing and signed by both parties.

(c) Each party to this Agreement hereby represents and warrants to the other party that it has had an opportunity to seek the advice of its own independent legal counsel with respect to the provisions of this Agreement and that its decision to execute this Agreement is not based on any reliance upon the advice of any other party or its legal counsel. Each party represents and warrants to the other party that in executing this Agreement such party has completely read this Agreement and that such party understands the terms of this Agreement and its significance. This Agreement shall be construed neutrally, without regard to the party responsible for its preparation.

(d) Each party to this Agreement hereby represents and warrants to the other party that (i) the execution, performance and delivery of this Agreement has been authorized by all necessary action by such party; (ii) the representative executing this Agreement on behalf of such party has been granted all necessary power and authority to act on behalf of such party with respect to the execution, performance and delivery of this Agreement; and (iii) the representative executing this Agreement on behalf of such party is of legal age and capacity to enter into agreements which are fully binding and enforceable against such party.

(e) This Agreement may be executed in any number of counterparts and may be delivered by facsimile transmission, all of which taken together shall constitute a single instrument.

This Agreement is entered into and effective as of the date first written above.

COMPANY:		INVESTOR:

Siebert Financial Corp.

By:	/s/ Andrew H. Reich	/s/ Gloria E. Gebbia
	Andrew H. Reich	Gloria E. Gebbia
Executive Vice President

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